[LOGO]CMA(R)

CMA CONNECTICUT
MUNICIPAL MONEY FUND

                               [GRAPHIC OMITTED]

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Semi-Annual Report

September 30, 2000
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[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:
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For the six-month period ended September 30, 2000, CMA Connecticut Municipal
Money Fund paid shareholders a net annualized yield of 3.31%.* As of September 30, 2000, the Fund's 7-day yield was 3.65%.

Economic Environment

Since our last report to shareholders, the US economy has shown signs of slowing to a more moderate and sustainable pace. The Federal Reserve Board, which met three times during the period, chose to raise short-term interest rates only at its May 16, 2000 meeting. The 50 basis point (0.50%) increase moved the Federal Funds rate to its current level of 6.50%. Since the Federal Reserve Board commenced the tightening cycle in June 1999, the Federal Funds rate has increased 175 basis points. Inflation indicators remained in check with the exception of energy prices. Unfavorable weather conditions during the upcoming winter months could place more pressure on this sector. US financial markets posted mixed results as fixed-income securities experienced some moderate gains, while equity indexes declined. The intermediate range of the US Treasury yield curve posted the strongest gains as investors became more comfortable with the concept that the Federal Reserve Board's current tightening cycle may be approaching an end. As a result, the yields on two-year and five-year notes fell 52 basis points and 48 basis points, respectively. The Dow Jones Industrial Average and the NASDAQ Composite Index both ended the period lower as disappointing corporate earnings and mounting profit warnings weighed heavily on equity prices.

For the six-month period ended September 30, 2000, technical factors strongly influenced short-term municipal yields as demand for short-term tax-exempt securities varied. At the onset of the period, assets flowed out of short-term municipal money funds because of income tax payments. By early May 2000, these outflows pushed variable rate yields higher and the average 7-day variable yield rose to a six-month high of 5.84%. However, by the middle of the period, assets moved back into the shorter end of the municipal market in response to coupon reinvestments and maturities. By early July 2000, these inflows decreased the average yield on a 7-day variable rate to a period low of 3.21%. Finally, at the end of the six-month period, short-term interest rates rose again as demand for products in this sector subsided, forcing broker/dealers to raise yields in an attempt to minimize inventories.

Investment Strategy

During the six-month period ended September 30, 2000, we continued to employ a neutral investment strategy. We maintained the Fund's average portfolio maturity primarily in the 40-day-50-day range. Short-term Connecticut municipal note yields trended higher as the period opened with the yield on a one-year note rising to 4.40%-4.45% by early June. As the period progressed, increased demand gradually forced note yields lower and ended the period in the 4.20% range. We increased the Fund's holdings in municipal notes to 18% of assets, up from 15% at March 31, 2000. These holdings provided the Fund with attractive yields, solid credit quality and increased diversification of assets. Additionally, the Fund's holdings in tax-exempt commercial paper decreased from 17.5% of assets on March 31, 2000 to 11.5% of assets by September 30, 2000. One of the Fund's largest holdings in this sector, Connecticut Development Authority--New England Power Series 1999,

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

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was temporarily called out of the market in late September 2000 and accounted for much of the decrease. This program was a core holding of the Fund, and we anticipate that it will be reissued before year-end. Tax-exempt commercial paper remains an important sector for the Fund as it provides diversification and, more importantly, the flexibility to shorten or extend the average portfolio maturity when appropriate. Finally, our investment strategy continued to provide shareholders with an attractive yield compared to other Connecticut municipal money funds with a similar investment objective.

Subject to market conditions, we anticipate in the months ahead that we will continue to follow our neutral portfolio investment strategy. As year-end approaches, we will seek opportunities to purchase commercial paper with maturities into late February 2001-March 2001. These purchases would allow us to secure attractive yields through the first quarter of 2001, which we believe will be a period of high demand for short-term tax-exempt securities. Energy prices may have a significant impact on the macroeconomic picture in the upcoming months as rising fuel prices could place further pressure on corporate earnings and consumer spending.

In Conclusion

We thank you for your continued support of CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

November 1, 2000


2
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CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000                  (IN THOUSANDS)
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
                    Face
State              Amount                                          Issue                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut --     $ 5,200   Avon, Connecticut, GO, BAN, 4.50% due 7/18/2001 ............................................  $  5,213
88.8%                7,285   Bridgeport, Connecticut, GO, GAN, Series A, 4.50% due 2/01/2001 ............................     7,291
                             Connecticut, Regional School District, BAN:
                     4,374       Number 7, 4.75% due 4/04/2001 ..........................................................     4,385
                     7,500       Number 9, 4.50% due 5/22/2001 ..........................................................     7,517
                    10,815   Connecticut State Airport Revenue Bonds, FLOATS, Series A-60, 5.20% due
                             10/01/2004 (b)(d) ..........................................................................    10,815
                    22,585   Connecticut State Development Authority, Health Care Revenue Refunding Bonds
                             (Independent Living Project), VRDN, 5.40% due 7/01/2015 (d) ................................    22,585
                             Connecticut State Development Authority, IDR, VRDN (d):
                     1,105       (Accucut Inc. Project), AMT, 5.35% due 6/01/2018 .......................................     1,105
                     3,305       (Connecticut Spring and Stamping Corp.), AMT, 5.50% due 9/01/2008 ......................     3,305
                     3,000       (Reflexite Corporation Project), Series A, 5.50% due 8/01/2013 .........................     3,000
                     3,100       (Reflexite Corporation Project), Series B, 5.50% due 8/01/2013 .........................     3,100
                    19,200   Connecticut State Development Authority, PCR (Connecticut Light and
                             Power Company Project), VRDN, AMT, Series A, 5.50% due 5/01/2031 (a)(d) ....................    19,200
                    18,500   Connecticut State Development Authority Revenue Bonds (Solid Waste Project --
                             Rand-Whitney Container Board), VRDN, AMT, 5.10% due 8/01/2023 (d) ..........................    18,500
                     9,650   Connecticut State, GO, VRDN, Series B, 5.50% due 5/15/2014 (d) .............................     9,650
                     7,300   Connecticut State, HFA, M/F Housing Revenue Bonds (Elm Haven), VRDN, AMT,
                             Series A, 4.35% due 12/01/2017 (d) .........................................................     7,300
                             Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program),
                             VRDN (d):
                    12,417       Series D, 5.50% due 11/15/2024 .........................................................    12,417
                    14,600       Series G, 5.30% due 5/15/2018 (a) ......................................................    14,600
                     8,200   Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance
                             Program), VRDN, Sub-Series D-3, 4.80% due 11/15/2028 (d) ...................................     8,200
                             Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                     2,185       (Charlotte Hungerford), VRDN, Series C, 5.40% due 7/01/2013 (d) ........................     2,185
                     9,600       (Hospital of St. Raphael), VRDN, Series J, 4.80% due 7/01/2022 (d) .....................     9,600
                     2,500       (Hospital of St. Raphael), VRDN, Series K, 4.80% due 7/01/2022 (d) .....................     2,500
                     5,500       (The Hotchkiss School), VRDN, Series A, 5.20% due 7/01/2030 (d) ........................     5,500
                    18,200       (Stamford Hospital), UPDATES, Series H, 4.80% due 7/01/2024 (d) ........................    18,200
                     2,100       (Summerwood University Park), VRDN, Series A, 4.80% due 7/01/2030 (d) ..................     2,100
                     2,705       (Yale--New Haven Hospital Project), Series E, 4.75% due 6/01/2001 (b) ..................     2,705
                     7,500       (Yale University), CP, 4.10% due 12/07/2000 ............................................     7,500
                     8,390       (Yale University), CP, 3.95% due 12/08/2000 ............................................     8,390
                    11,765       (Yale University), CP, Series L, 4% due 11/14/2000 .....................................    11,765
                     8,200       (Yale University), CP, Series S, 4% due 10/16/2000 .....................................     8,200
                     8,900       (Yale University), CP, Series S, 4.10% due 11/09/2000 ..................................     8,900
                    16,100       (Yale University), VRDN, Series T-1, 5.50% due 7/01/2029 (d) ...........................    16,100

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Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
FLOATS    Floating Rate Securities
GAN       Grant Anticipation Notes
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
UPDATES   Unit Price Demand Adjustable Tax-Exempt Securities
VRDN      Variable Rate Demand Notes


                                                                               3
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CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (CONTINUED)      (IN THOUSANDS)
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
                    Face
State              Amount                                          Issue                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                  Connecticut State Health and Educational Facilities Authority Revenue
(concluded)                  Bonds (concluded):
                   $35,555       (Yale University), VRDN, Series U, 5.35% due 7/01/2033 (d) .............................  $ 35,555
                    33,390       (Yale University), VRDN, Series U2, 5.35% due 7/01/2033 (d) ............................    33,390
                    11,500   Connecticut State Health and Educational Facilities Authority, Revenue Refunding
                             Bonds (Ascension Health Credit), VRDN, Series B, 4.45% due 11/15/2029 (d) ..................    11,500
                     4,000   Connecticut State Special Assessment, Second Injury Fund Revenue Bonds, CP,
                             4.15% due 1/17/2001 ........................................................................     4,000
                    19,000   Connecticut State Special Assessment, Unemployment Compensation
                             Advisory Fund Revenue Bonds (Connecticut Unemployment), Series C,
                             4.35% due 7/01/2001 (b) ....................................................................    19,000
                     5,000   Connecticut State Special Assessment, Unemployment Compensation
                             Advisory Fund Revenue Refunding Bonds (Connecticut Unemployment), Series A,
                             5.50% due 5/15/2001 (a) ....................................................................     5,036
                             Connecticut State Special Tax Obligation Revenue Bonds, Transportation
                             Infrastructure, VRDN (d):
                    31,915       Second Lien, Series 1, 5.40% due 12/01/2010 ............................................    31,915
                     7,200       Series 1, 5.35% due 9/01/2020 (b) ......................................................     7,200
                     7,550   Connecticut State Special Tax Obligation Revenue Refunding Bonds,
                             Transportation Infrastructure, Series B, 4% due 10/01/2000 .................................     7,550
                     8,950   Eagle Tax-Exempt Trust, Connecticut, VRDN, Series 94-0701, Class A,
                             4.80% due 8/15/2012 (d) ....................................................................     8,950
                     7,031   East Hartford, Connecticut, GO, BAN, 4.25% due 1/18/2001 ...................................     7,039
                     4,600   Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding
                             Bonds (Underwood Tower Project), VRDN, 5.40% due 6/01/2020 (c)(d) ..........................     4,600
                             New Britain, Connecticut, GO:
                     3,310       BAN, 4.50% due 4/12/2001 ...............................................................     3,318
                     2,810       VRDN, 5.20% due 4/01/2013 (a)(d) .......................................................     2,810
                     4,030       VRDN, Series B, 5.35% due 4/01/2020 (a)(d) .............................................     4,030
                     3,000   Norwich, Connecticut, GO, BAN, 4.35% due 5/15/2001 .........................................     3,004
                     1,800   Shelton, Connecticut, Housing Authority Revenue Bonds (Crosby Commons
                             Project), VRDN, 5.25% due 1/01/2031 (d) ....................................................     1,800
                     8,600   Stamford, Connecticut, GO, BAN, 5.25% due 5/02/2001 ........................................     8,638
                    11,595   Trumbull, Connecticut, GO, BAN, 4.25% due 1/16/2001 ........................................    11,609
                     3,435   University of Connecticut Revenue Bonds, MSTR, VRDN, Series SGA-95,
                             5% due 11/15/2025 (b)(d) ...................................................................     3,435
                     5,900   West Haven, Connecticut, GO, BAN, 4.50% due 7/17/2001 ......................................     5,911
                             Wolcott, Connecticut, GO, BAN:
                     9,000       5% due 11/15/2000 ......................................................................     9,005
                     7,880       4.75% due 8/09/2001 ....................................................................     7,911
-----------------------------------------------------------------------------------------------------------------------------------


4
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CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (CONCLUDED)      (IN THOUSANDS)
--------------------------------------------------------------------------------

                    Face
                   Amount                                          Issue                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico --                Eagle Tax-Exempt Trust, Puerto Rico Housing, VRDN, Series 97C (a)(d):
9.4%               $ 7,215       Class 5101, 4.82% due 10/01/2011 .......................................................  $  7,215
                     9,995       Class 5102, 4.82% due 10/01/2011 .......................................................     9,995
                     4,000   Puerto Rico Commonwealth, FLOATS, Series PMD-8, 5.42% due 7/01/2026 (d)(e) .................     4,000
                       800   Puerto Rico Commonwealth, Government Development Bank Revenue Refunding
                             Bonds, VRDN, 4.35% due 12/01/2015 (d)(e) ...................................................       800
                     3,450   Puerto Rico Commonwealth, Highway and Transportation Authority,
                             Transportation Revenue Bonds, FLOATS, Series PMD-9, 5.42% due
                             7/01/2026 (c)(d) ...........................................................................     3,450
                             Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN (d)(e):
                    14,100       Series SGA-43, 4.90% due 7/01/2022 .....................................................    14,100
                     5,635       Series SGA-44, 4.90% due 7/01/2023 .....................................................     5,635
                     7,352   Puerto Rico Government Development Bank, CP, 3.80% due 2/28/2001 ...........................     7,352
-----------------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost -- $551,581*) -- 98.2% .............................................   551,581
                             Other Assets Less Liabilities -- 1.8% ......................................................    10,264
                                                                                                                           --------
                             Net Assets -- 100.0% .......................................................................  $561,845
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
(e)   MBIA Insured.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

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CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost--$551,581,123)              $551,581,123
Cash ................................................                    68,247
Receivables:
  Securities sold ................................... $6,499,752
  Interest ..........................................  4,140,425     10,640,177
                                                      ----------
Prepaid registration fees and other assets ..........                    42,773
                                                                   ------------
Total assets ........................................               562,332,320
                                                                   ------------
Liabilities:
Payables:
  Investment adviser ................................    215,091
  Distributor .......................................    142,934
  Dividends to shareholders .........................        258        358,283
                                                      ----------
Accrued expenses and other liabilities ..............                   128,672
                                                                   ------------
Total liabilities ...................................                   486,955
                                                                   ------------
Net Assets ..........................................              $561,845,365
                                                                   ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value,
unlimited number of shares authorized ...............              $ 56,201,996
Paid-in capital in excess of par ....................               505,766,560
Accumulated realized capital losses -- net ..........                  (123,191)
                                                                   ------------
Net Assets -- Equivalent to $1.00 per share based on
562,019,963 shares of beneficial interest outstanding              $561,845,365
                                                                   ============

See Notes to Financial Statements.


6
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CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

Investment Income:
Interest and amortization of premium and discount earned                 $11,441,412

Expenses:
Investment advisory fees ...............................   $ 1,402,440
Distribution fees ......................................       357,047
Accounting services ....................................        63,822
Professional fees ......................................        25,836
Transfer agent fees ....................................        22,678
Custodian fees .........................................        18,792
Registration fees ......................................        11,066
Printing and shareholder reports .......................        10,476
Pricing fees ...........................................         2,566
Trustees' fees and expenses ............................         1,696
Other ..................................................         3,422
                                                           -----------
Total expenses .........................................                   1,919,841
                                                                         -----------
Investment income -- net ...............................                   9,521,571
Realized Gain on Investments -- Net ....................                       5,586
                                                                         -----------
Net Increase in Net Assets Resulting from Operations ...                 $ 9,527,157
                                                                         ===========

See Notes to Financial Statements.

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CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        For the Six         For the Year
                                                                                       Months Ended             Ended
                                                                                       September 30,          March 31,
Increase (Decrease) in Net Assets:                                                         2000                 2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income -- net ..........................................................   $     9,521,571      $    13,390,182
Realized gain (loss) on investments -- net ........................................             5,586              (20,250)
                                                                                      ---------------      ---------------
Net increase in net assets resulting from operations ..............................         9,527,157           13,369,932
                                                                                      ---------------      ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income -- net ...........................        (9,521,571)         (13,390,182)
                                                                                      ---------------      ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ..................................................     1,035,897,561        2,069,665,548
Value of shares issued to shareholders in reinvestment of dividends ...............         9,521,085           13,390,248
                                                                                      ---------------      ---------------
                                                                                        1,045,418,646        2,083,055,796
Cost of shares redeemed ...........................................................    (1,107,069,911)      (1,941,177,781)
                                                                                      ---------------      ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions       (61,651,265)         141,878,015
                                                                                      ---------------      ---------------
Net Assets:
Total increase (decrease) in net assets ...........................................       (61,645,679)         141,857,765
Beginning of period ...............................................................       623,491,044          481,633,279
                                                                                      ---------------      ---------------
End of period .....................................................................   $   561,845,365      $   623,491,044
                                                                                      ===============      ===============

See Notes to Financial Statements.

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CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.             Months Ended             For the Year Ended March 31,
                                                                   September 30, -------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2000          2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ............................    $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                                     --------      --------     --------     --------     --------
Investment income -- net ........................................         .02           .03          .03          .03          .03
Realized gain (loss) on investments -- net ......................          --+           --+          --+          --+          --+
                                                                     --------      --------     --------     --------     --------
Total from investment operations ................................         .02           .03          .03          .03          .03
                                                                     --------      --------     --------     --------     --------
Less dividends from investment income -- net ....................        (.02)         (.03)        (.03)        (.03)        (.03)
                                                                     --------      --------     --------     --------     --------
Net asset value, end of period ..................................    $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                                     ========      ========     ========     ========     ========
Total Investment Return .........................................        3.31%*        2.66%        2.62%        2.93%        2.81%
                                                                     ========      ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses ........................................................         .67%*         .67%         .70%         .69%         .71%
                                                                     ========      ========     ========     ========     ========
Investment income -- net ........................................        3.32%*        2.63%        2.58%        2.88%        2.76%
                                                                     ========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) ........................    $561,845      $623,491     $481,633     $453,295     $339,931
                                                                     ========      ========     ========     ========     ========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

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CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholdsing tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith

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CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2000, the Fund had a net capital loss carryforward of approxi-mately $129,000, of which $30,000 expires in 2001, $10,000 expires in 2002,
$27,000 expires in 2003, $2,000 expires in 2005, $40,000 expires in 2006 and
$20,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $51,408 has been reclassified to paid-in capital in excess of par.

--------------------------------------------------------------------------------
CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

Terry K. Glenn -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Roscoe S. Suddarth -- Trustee
Richard R. West -- Trustee
Arthur Zeikel -- Trustee
Edward D. Zinbarg -- Trustee
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Donald C. Burke -- Vice President and
  Treasurer
Phillip Gillespie -- Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16055--9/00

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